Exhibit 3.2

Mailing Address:	Location:
PO Box 9431 Stn Prov Govt	2nd Floor - 940 Blanshard Street
Victoria BC V8W 9V3	Victoria BC
www.corporateonline.gov.bc.ca	1 877 526-1526

Continuation Application	CERTIFIED COPY Of a Document filed with the Province of British Columbia Registrar of Companies

FORM 16
BUSINESS CORPORATIONS ACT	CAROL PREST
Section 302

CONTINUATION APPLICATION

Name Reservation Number:	Name Reserved:
NR3445931	TRILLIUM THERAPEUTICS INC.

PREVIOUS FOREIGN JURISDICTION INFORMATION

Identifying Number in Foreign Jurisdiction:	Name in Foreign Jurisdiction:

1968023	Trillium Therapeutics Inc.

Date of Incorporation, Continuation, or Amalgamation in Foreign Jurisdiction:	Foreign Jurisdiction:

January 01, 2017	ONTARIO

C1234297 Page:1 of 4

Authorization for Continuation

The authorization for the continuation into BC from the foreign corporations jurisdiction was filed.

NOTICE OF ARTICLES

Name of Company:

TRILLIUM THERAPEUTICS INC.

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
SUITE 1750 - 1055 W. GEORGIA STREET	ROYAL CENTRE
P. O. BOX 11125 VANCOUVER BC V6E 3P3 CANADA	SUITE 1750 - 1055 W. GEORGIA STREET VANCOUVER BC V6E 3P3 CANADA

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
SUITE 1750 - 1055 W. GEORGIA STREET P.O. BOX 11125 VANCOUVER BC V6E 3P3 CANADA	ROYAL CENTRE SUITE 1750 - 1055 W. GEORGIA STREET VANCOUVER BC V6E 3P3 CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Stiller, Calvin

Mailing Address:	Delivery Address:
2488 DUNWIN DRIVE MISSISSAUGA ON L5L 1J9 CANADA	2488 DUNWIN DRIVE MISSISSAUGA ON L5L 1J9 CANADA

Last Name, First Name, Middle Name:
Moore, Michael

Mailing Address:	Delivery Address:
2488 DUNWIN DRIVE MISSISSAUGA ON L5L 1J9 CANADA	2488 DUNWIN DRIVE MISSISSAUGA ON L5L 1J9 CANADA

Last Name, First Name, Middle Name:
Skvarka, Jan

Mailing Address:	Delivery Address:
2488 DUNWIN DRIVE MISSISSAUGA ON L5L 1J9 CANADA	2488 DUNWIN DRIVE MISSISSAUGA ON L5L 1J9 CANADA

C1234297 Page:2 of 4

Last Name, First Name, Middle Name:
Reynolds, Thomas

Mailing Address:	Delivery Address:
2488 DUNWIN DRIVE MISSISSAUGA ON L5L 1J9 CANADA	2488 DUNWIN DRIVE MISSISSAUGA ON L5L 1J9 CANADA

Last Name, First Name, Middle Name:
Kirkman, Robert

Mailing Address:	Delivery Address:
2488 DUNWIN DRIVE MISSISSAUGA ON L5L 1J9 CANADA	2488 DUNWIN DRIVE MISSISSAUGA ON L5L 1J9 CANADA

Last Name, First Name, Middle Name:
Tayton-Martin, Helen

Mailing Address:	Delivery Address:
2488 DUNWIN DRIVE MISSISSAUGA ON L5L 1J9 CANADA	2488 DUNWIN DRIVE MISSISSAUGA ON L5L 1J9 CANADA

Last Name, First Name, Middle Name:
Beshar, Luke

Mailing Address:	Delivery Address:
2488 DUNWIN DRIVE MISSISSAUGA ON L5L 1J9 CANADA	2488 DUNWIN DRIVE MISSISSAUGA ON L5L 1J9 CANADA

Last Name, First Name, Middle Name:
Uger, Robert

Mailing Address:	Delivery Address:
2488 DUNWIN DRIVE MISSISSAUGA ON L5L 1J9 CANADA	2488 DUNWIN DRIVE MISSISSAUGA ON L5L 1J9 CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value

With Special Rights or Restrictions attached

2.	No Maximum	Class B Shares	Without Par Value

With Special Rights or Restrictions attached

C1234297 Page:3 of 4

3.	No Maximum	First Preferred Shares	Without Par Value

With Special Rights or Restrictions attached

1.	No Maximum	Series I Non-Voting Convertible First Preferred	Special Rights or Restrictions are attached
2.	No Maximum	Series II Non-Voting Convertible First Preferred	Special Rights or Restrictions are attached

C1234297 Page:4 of 4

Mailing Address:	Location:
PO Box 9431 Stn Prov Govt Victoria BC V8W 9V3	2nd Floor - 940 Blanshard Street Victoria BC
www.corporateonline.gov.bc.ca	1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

Notice of Articles
BUSINESS CORPORATIONS ACT	CAROL PREST

NOTICE OF ARTICLES

Name of Company:

TRILLIUM THERAPEUTICS INC.

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
SUITE 1750 - 1055 W. GEORGIA STREET P. O. BOX 11125 VANCOUVER BC V6E 3P3 CANADA	ROYAL CENTRE SUITE 1750 - 1055 W. GEORGIA STREET VANCOUVER BC V6E 3P3 CANADA

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
SUITE 1750 - 1055 W. GEORGIA STREET P.O. BOX 11125 VANCOUVER BC V6E 3P3 CANADA	ROYAL CENTRE SUITE 1750 - 1055 W. GEORGIA STREET VANCOUVER BC V6E 3P3 CANADA

Page:1 of 3

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Stiller, Calvin

Mailing Address:	Delivery Address:
2488 DUNWIN DRIVE MISSISSAUGA ON L5L 1J9 CANADA	2488 DUNWIN DRIVE MISSISSAUGA ON L5L 1J9 CANADA

Last Name, First Name, Middle Name:
Moore, Michael

Mailing Address:	Delivery Address:
2488 DUNWIN DRIVE MISSISSAUGA ON L5L 1J9 CANADA	2488 DUNWIN DRIVE MISSISSAUGA ON L5L 1J9 CANADA

Last Name, First Name, Middle Name:
Skvarka, Jan

Mailing Address:	Delivery Address:
2488 DUNWIN DRIVE MISSISSAUGA ON L5L 1J9 CANADA	2488 DUNWIN DRIVE MISSISSAUGA ON L5L 1J9 CANADA

Last Name, First Name, Middle Name:
Reynolds, Thomas

Mailing Address:	Delivery Address:
2488 DUNWIN DRIVE MISSISSAUGA ON L5L 1J9 CANADA	2488 DUNWIN DRIVE MISSISSAUGA ON L5L 1J9 CANADA

Last Name, First Name, Middle Name:
Kirkman, Robert

Mailing Address:	Delivery Address:
2488 DUNWIN DRIVE MISSISSAUGA ON L5L 1J9 CANADA	2488 DUNWIN DRIVE MISSISSAUGA ON L5L 1J9 CANADA

Last Name, First Name, Middle Name:
Tayton-Martin, Helen

Mailing Address:	Delivery Address:
2488 DUNWIN DRIVE MISSISSAUGA ON L5L 1J9 CANADA	2488 DUNWIN DRIVE MISSISSAUGA ON L5L 1J9 CANADA

Page:2 of 3

Last Name, First Name, Middle Name:
Beshar, Luke

Mailing Address:	Delivery Address:
2488 DUNWIN DRIVE MISSISSAUGA ON L5L 1J9 CANADA	2488 DUNWIN DRIVE MISSISSAUGA ON L5L 1J9 CANADA

Last Name, First Name, Middle Name:
Uger, Robert

Mailing Address:	Delivery Address:
2488 DUNWIN DRIVE MISSISSAUGA ON L5L 1J9 CANADA	2488 DUNWIN DRIVE MISSISSAUGA ON L5L 1J9 CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value

With Special Rights or Restrictions attached

2.	No Maximum	Class B Shares	Without Par Value

With Special Rights or Restrictions attached

3.	No Maximum	First Preferred Shares	Without Par Value

With Special Rights or Restrictions attached

1.	No Maximum	Series I Non-Voting Convertible First Preferred	Special Rights or Restrictions are attached

2.	No Maximum	Series II Non-Voting Convertible First Preferred	Special Rights or Restrictions are attached

Page:3 of 3